UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2010

ALLSCRIPTS-MISYS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois		60654
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously reported, on June 9, 2010, Allscripts-Misys Healthcare Solutions, Inc., a Delaware corporation (“Allscripts”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Eclipsys Corporation, a Delaware corporation (“Eclipsys”), and Arsenal Merger Corp., a Delaware corporation and wholly owned subsidiary of Allscripts (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Eclipsys, with Eclipsys surviving as a wholly owned subsidiary of Allscripts (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, which has been approved and adopted by boards of directors of both Allscripts and Eclipsys, at the effective time of the Merger (the “Effective Time”), each share of Eclipsys common stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time, other than those shares owned by Allscripts, Eclipsys or any of their respective subsidiaries, will be converted into the right to receive 1.2 shares of Allscripts common stock, par value $0.01 per share.

As previously reported, in connection with the Framework Agreement, dated as of June 9, 2010, among Allscripts, Misys plc and Eclipsys, Allscripts has signed a commitment letter with JPMorgan Chase Bank, N.A., Barclays Bank PLC, UBS Loan Finance LLC and certain of their affiliates for a $570 million senior secured term loan facility and a $150 million senior secured revolving facility, the (“Financing”).

Filed as exhibits hereto are certain historical financial statements of Eclipsys and unaudited pro forma condensed combined financial statements giving effect to the Merger, the Financing and the other transactions described in the accompanying notes. There can be no assurance that the Merger, the Financing and the other transactions described in the accompanying notes will be consummated on the terms described herein or at all.

The foregoing statements regarding Allscripts’ intentions with respect to the proposed Merger, the Financing and other transactions described above are forward-looking statements under the Private Securities Litigation Reform Act of 1995, and actual events could vary materially from the statements made.

Effective June 1, 2009, we adopted accounting guidance which states that unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are considered participating securities and shall be included in the computation of earnings per share pursuant to the two-class method. We are filing updated Selected Financial Data to reflect the adoption of this accounting guidance on a retrospective basis.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the proposed merger transaction involving Allscripts-Misys Healthcare Solutions, Inc. (“Allscripts”) and Eclipsys Corporation (“Eclipsys”). In connection with the proposed transaction, Allscripts will file with the SEC a registration statement on Form S-4 and Allscripts and Eclipsys will mail a joint proxy statement/prospectus/information statement to their respective stockholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY IN THEIR ENTIRETY THE JOINT PROXY STATEMENT/PROSPECTUS/INFORMATION STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED BY EITHER ALLSCRIPTS OR ECLIPSYS WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final joint proxy statement/prospectus/information statement will be mailed to Allscripts’ and Eclipsys’ stockholders. Investors and stockholders of Allscripts and Eclipsys will be able to obtain a free copy of the joint proxy statement/prospectus/information statement, as well as other filings containing information about Allscripts and Eclipsys, without charge, at the website maintained by the SEC (http://www.sec.gov). Copies of the joint proxy statement/prospectus/information statement and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus/information statement can also be obtained, without charge, on the investor relations portion of Allscripts’ website (www.allscripts.com) or the investor relations portion of Eclipsys’ website (www.eclipsys.com) or by directing a request to Allscripts’ Investor Relations Department at 222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654, or to Eclipsys’ Investor Relations Department at Three Ravinia Drive, Atlanta, Georgia 30346.

Allscripts and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Allscripts’ directors and executive officers is available in Allscripts’ proxy statement for its 2009 annual meeting of stockholders and Allscripts’ Annual Report on Form 10-K for the year ended May 31, 2009, which were filed with the SEC on August 27, 2009 and July 30, 2009, respectively. Eclipsys and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Eclipsys’ directors and executive officers is available in Eclipsys’ proxy statement for its 2010 annual meeting of stockholders and Eclipsys’ Annual Report on Form 10-K for the year ended December 31, 2009, which were filed with the SEC on March 26, 2010 and February 25, 2010, respectively. Investors and stockholders can obtain free copies of these documents from Allscripts and Eclipsys using the contact information above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus/information statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws. Statements regarding the benefits of the proposed transaction, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, platform and product integration, the connection and movement of data among hospitals, physicians, patients and others, merger synergies and cost savings, client attainment of “meaningful use” and accessibility of federal stimulus payments, enhanced competitiveness and accessing new client opportunities, market evolution, the benefits of the combined companies’ products and services, the availability of financing, future events, developments, future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Allscripts, Eclipsys or the combined company or the proposed transaction.

Such risks, uncertainties and other factors include, among other things: the ability to obtain governmental approvals of the merger on the proposed terms and schedule contemplated by the parties; the failure of Eclipsys’ stockholders to approve the Merger Agreement; the failure of Allscripts’ stockholders to approve the issuance of shares in the merger; the possibility that the proposed transaction does not close, including due to the failure to satisfy the closing conditions; the possibility that the expected synergies, efficiencies and cost savings of the proposed transaction will not be realized, or will not be realized within the expected time period; potential difficulties or delays in achieving platform and product integration and the connection and movement of data among hospitals, physicians, patients and others; the risk that the contemplated financing is unavailable; the risk that the Allscripts and Eclipsys businesses will not be integrated successfully; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; competition within the industries in which Allscripts and Eclipsys operate; failure to achieve certification under the Health Information Technology for Economic and Clinical Health Act could result in increased development costs, a breach of some customer obligations and could put Allscripts and Eclipsys at a competitive disadvantage in the marketplace; unexpected requirements to achieve interoperability certification pursuant to the Certification Commission for Healthcare Information Technology could result in increased development and other costs for Allscripts and Eclipsys; the volume and timing of systems sales and installations, the length of sales cycles and the installation process and the possibility that Allscripts’ and Eclipsys’ products will not achieve or sustain market acceptance; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; competitive pressures including product offerings, pricing and promotional activities; Allscripts’ and Eclipsys’ ability to establish and maintain strategic relationships; undetected errors or similar problems in Allscripts’ and Eclipsys’ software products; the outcome of any legal proceeding that has been or may be instituted against Allscripts, Misys plc or Eclipsys and others; compliance with existing laws, regulations and industry initiatives and future changes in laws or regulations in the healthcare industry, including possible regulation of Allscripts’ and Eclipsys’ software by the U.S. Food and Drug Administration; the possibility of product-related liabilities; Allscripts’ and Eclipsys’ ability to attract and retain qualified personnel; the implementation and speed of acceptance of the electronic record provisions of the American Recovery and Reinvestment Act of 2009; maintaining Allscripts’ and Eclipsys’ intellectual property rights and litigation involving intellectual property rights; risks related to third-party suppliers and Allscripts’ and Eclipsys’ ability to obtain, use or successfully integrate third-party licensed technology; and breach of Allscripts’ or Eclipsys’ security by third parties. See Allscripts’ and Eclipsys’ Annual Reports on Form 10-K and Annual Reports to Stockholders for the fiscal years ended May 31, 2009 and December 31, 2009, respectively, and other public filings with the SEC for a further discussion of these and other risks and uncertainties applicable to Allscripts’ and Eclipsys’ respective businesses. The statements herein speak only as of their date and neither Allscripts nor Eclipsys undertakes any duty to update any forward-looking statement whether as a result of new information, future events or changes in their respective expectations.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Eclipsys Corporation as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009, and the notes related thereto are incorporated by reference from Eclipsys’ Annual Report on Form 10-K for the year ended December 31, 2009, and the unaudited condensed consolidated financial statements of Eclipsys Corporation as of March 31, 2010 and 2009 and for the three-month periods ended March 31, 2010 and 2009, and the notes related thereto are incorporated by reference from Eclipsys’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2010.

(b)	Pro Forma Financial Information.

The pro forma financial information for the nine months ended February 28, 2010 and as of and for the year ended May 31, 2009 with respect to the Merger is filed as Exhibit 99.2.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	The audited consolidated financial statements of Eclipsys Corporation as of December 31, 2009 and 2008 and for each of the three years in the period ended

December 31, 2009, and the notes related thereto are incorporated by reference from Eclipsys’ Annual Report on Form 10-K for the year ended December 31, 2009, and the unaudited condensed consolidated financial statements of Eclipsys Corporation as of March 31, 2010 and 2009 and for the three-month periods ended March 31, 2010 and 2009, and the notes related thereto are incorporated by reference from Eclipsys’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2010.

99.2	Unaudited pro forma condensed combined financial information.

99.3	Selected Financial Data adjusted to reflect adoption of accounting guidance effective June 1, 2009 with retrospective application to prior periods.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS-MISYS HEALTHCARE SOLUTIONS, INC.

Date: June 9, 2010	By:	/s/ WILLIAM J. DAVIS
William J. Davis
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	The audited consolidated financial statements of Eclipsys Corporation as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009, and the notes related thereto are incorporated by reference from Eclipsys’ Annual Report on Form 10-K for the year ended December 31, 2009, and the unaudited condensed consolidated financial statements of Eclipsys Corporation as of March 31, 2010 and 2009 and for the three-month periods ended March 31, 2010 and 2009, and the notes related thereto are incorporated by reference from Eclipsys’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2010.

99.2	Unaudited pro forma condensed combined financial information.

99.3	Selected Financial Data adjusted to reflect adoption of accounting guidance effective June 1, 2009 with retrospective application to prior periods.

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